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ANNUAL REPORT
DECEMBER 31, 2001

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     Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

     The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income. The Utility Trust will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Utility Trust will invest in companies in telecommunications services or infrastructure operations.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

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PHOTO OF MARIO J. GABELLI OMITTED

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TO OUR SHAREHOLDERS,

     In our view the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market that experiences a hiccup, as all markets do from time to time. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. The current unsettled market conditions seem to have caused the consolidation activity seen over the past several years to slow for a while, but the underlying economics continue to point to continuing merger and acquisition activity over time. Things seem to be picking up a bit already, and if Congress cooperates, which is always a big question mark, we could be off to the races next year.

PREMIUM / DISCOUNT DISCUSSION

     As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Trust trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Trust's underlying portfolio) or a discount to (lower than) net asset value. Of the 470 closed-end funds in the U.S., approximately 30% currently trade at premiums to NAV versus 24% five years ago and 18% ten years ago.

     Ideally, the Trust's market price will generally track the NAV. The Trust's premium or discount to NAV fluctuates over time. Over our Trust's 2 1/2-year history, the range fluctuated from a 2% discount in October 2000 to a 27% premium in December 2001. The average variance from NAV for the Trust since inception is an 8% premium to NAV. Shortly after the inception of the Trust, the market price of the Trust exceeded the NAV and this premium has increased throughout the year.

     "Mr. Market" often provides opportunities to invest at a discount. The Trust has considered various initiatives to narrow the discount when appropriate through distribution policies, rights offerings, share repurchase programs and potential use of leverage.

     The Trust's long-term investment goal is growth of capital and income. We believe that our stock selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 8.5% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Trust is not likely to be sustainable.

                               [GRAPHIC OMITTED]
           EDGAR REPRESNTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        PREMIUM/DISCOUNT SINCE INCEPTION
              0.1672
              0.0816
              0.1152
              0.0582
              0.0117
              0.0007
Y2k           0.0375
              0.0289
             -0.0127
              0.0417
             -0.0016
              0.0403
              0.0016
              0.0081
              0.0064
              -0.022
              0.0003
              0.0658
Year 2001     0.0532
              0.1445
              0.0728
              0.1646
              0.1409
              0.1223
              0.1229
              0.1643
              0.1572
              0.2455
              0.2414
              0.2746

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                  Quarter
                                  ---------------------------------
                                   1st      2nd       3rd       4th    Year
                                   ----------------------------------------
  2001:   Net Asset Value ......  $7.83    $7.93     $7.38     $7.32    $7.32
          Total Return .........  (2.8)%    3.1%     (5.2)%     2.1%    (3.2)%
--------------------------------------------------------------------------------
  2000:   Net Asset Value ......  $7.66    $7.63     $8.26     $8.21    $8.21
          Total Return .........   2.6%     1.5%     10.3%      6.3%    22.0%
--------------------------------------------------------------------------------
  1999:   Net Asset Value ......   --        --      $7.51     $7.62    $7.62
          Total Return .........   --        --       0.1%(c)   3.5%     3.6%(c)
--------------------------------------------------------------------------------




                   Average Annual Returns - December 31, 2001
                   ------------------------------------------

                                       Average Annual        Average Annual
                                       NAV  Return (a)    Investment Return (b)
                                       ---------------    --------------------
   1 Year ............................      (3.15)%              15.82%
   Life of Fund (c) ..................       8.49%               16.58%

(a) Life of Fund return based on initial net asset value of $7.50. Total returns and average annual returns reflect changes in net asset value and reinvestment of distributions and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) Life of Fund return based on initial offering price of $7.50. Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions.

(c) From commencement of investment operations on July 9, 1999.

--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

     For the fourth quarter ended December 31, 2001, The Gabelli Utility Trust's (the "Trust") net asset value ("NAV") rose 2.06% after adjusting for the reinvestment of the $0.25 per share in distributions. The Standard & Poor's ("S&P") Utility Index and the Lipper Utility Fund Average declined 3.26% and 0.74%, respectively, over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category.

     The Trust fell 3.15% during 2001 after adjusting for the reinvestment of the $0.70 per share in distributions. The S&P Utility Index and the Lipper Utility Fund Average fell 30.43% and 21.24%, respectively, over the same twelve-month period. Since inception on July 9, 1999 through December 31, 2001, the Trust had a cumulative total return of 22.44%, including adjustments of $1.85 per share in distributions, which equates to an average annual total return of 8.49%.

     The Trust's shares of beneficial interest ended the fourth quarter at $9.33 per share on the New York Stock Exchange, a premium to the net asset value of 27.46% and a total return of 12.41% for the fourth quarter. The Trust's common shares rose 15.82% during 2001 after adjusting for all distributions.

OUR APPROACH

     There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. Stand-alone natural gas distribution companies make no economic sense either; the combination utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to get bigger to achieve scale economies, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated utility companies have primarily, though not exclusively, focused on fundamentally sound, reasonably

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                                        2
priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on incumbent local telecommunications companies, natural gas pipelines and storage operators, and wholesale electric generators, another group that is in our opinion increasingly ripe for consolidation.

COMMENTARY

     People tell me that utilities are boring, and I always dispute it. The good utilities are boring. They provide safe, reliable service in good weather and in bad, and earn steady, predictable returns on investment. They pay decent dividends to shareholders. They take prudent risks in the expectation of earning reasonable returns. They try to stay out of the papers. They are Clark Kent, not Superman. They are as dull as dishwater.

     The bad utilities are fascinating, each in their own miserable way. Their badness usually comes from over-reaching, from trying to be different and more than they basically are. Which brings me to Enron. In November, Enron, the pipeline that morphed into a hedge fund, went bankrupt. It was the largest bankruptcy in U.S. history, and proved to be larger than initially thought. The billions in debt that the company took such pains to conceal from its investors, auditors, counterparties and debt rating agencies returned with the bankruptcy filing to the scene of the crime, Enron's balance sheet. The unedifying spectacle of creditors squabbling over the assets is under way, Enron's senior officers are desperately trying to blame each other for the collapse, and Congress is convening hearings. Tens of thousands of innocent, hard-working employees who thought that they worked for the greatest company in the energy industry are suddenly out of work and out of luck. Employee 401K accounts were loaded with Enron stock that legally could not be sold by holders who watched helplessly as it circled, and then fell into the abyss. A year ago, Enron sported the largest market capitalization in the utility universe, and by itself carried a weighting of 19% of the Standard & Poor's ("S&P") Utility Index. Today the stock trades at under $1.00 per share, and is on its way to zero. The Enron story has it all: pride, greed, lies, humiliation and tragedy. You can't call it boring. No way.

     Opponents of deregulation, and there are many, will point to Enron's collapse as the inevitable result of competition in electric and gas markets. This is self-serving nonsense, but that won't matter in the short run. The witch-hunt is under way, and the movement towards competitive wholesale energy markets has suffered a major blow. This presents major challenges for industry participants, and that includes us as investors and as consumers. We can live with unbridled competition. We can live with fully regulated markets, although at some considerable cost. The real danger is that we could, as a nation, end up with "managed competition" where companies continue to have the obligation to serve, and must manage competitive risk in markets where the costs of bad luck or bad decisions are borne by investors, while the benefits of good luck or wise decisions are truncated by regulation. A "market" where companies earn only their cost of capital when everything goes right and are exposed to unlimited downside when everything does not is not going to attract capital.

     We are seeing this already. In December and January, many competitive generators, including Mirant, American Electric Power, Allegheny Power, PPL and Calpine, slashed their plans to build new generating assets. In its January conference call, PPL cited the price caps imposed by federal and state regulators in response to shortage-induced price spikes as a major factor in its decision to reduce its investment in competitive generation. At the moment, there is plenty of capacity because the economy is weak and the weather is warm, so demand is low. A couple of years down the road, with normal economic growth, the shoes are going to pinch. At the moment the U.S. is stalled halfway down the road to fully competitive energy markets, with no energy policy. We saw earlier this year that it takes a crisis to break a political impasse, but in the midst of a crisis it is very hard to take the long view of the nation's ultimate best interests. In the "price spike" crisis early in 2001 (how long ago it seems!), the imposition of price caps was the only tangible result, and the caps did bring prices down. The rationing of capacity that will result in a couple of years will not, in the public's mind, be connected with the price caps that caused it. We live in interesting times.

     In the current unsettled environment, vanilla has been the flavor of the year. The utility stocks that have performed well have been the low-risk, slow-growth Steady Eddies: the electric and gas distribution companies with little or no competitive market presence. As is so often the case, the stocks for which expectations were highest early in the year have done the worst: the wholesale generators and the natural gas pipelines. A year ago, the competitive generators traded at 20 to 35 times 2001 earnings estimates, the gas pipelines traded at 16 to 45 times 2001 earnings estimates, and the plain vanilla utilities traded at 11 to 13 times earnings. Today the plain vanilla utilities trade about where they were a year ago while the wholesale generators trade at 8 to 10 times greatly reduced estimates and the dwindling universe of pipelines trade at 10 to 12 times 2001 estimates. The vanilla utilities trade at 2 to 3 times earnings growth while the generators and pipelines trade at less than 1 times earnings growth, because investors are skeptical about the companies' ability to deliver that growth.

     You can see where I'm going with this. The Trust is buying shares of beaten-down wholesale generators today. When natural gas commodity prices crack in the spring, as we currently expect, we plan to buy some pipeline names. We don't expect the generating companies or the pipelines to get back to prior highs, which represented extreme overvaluation on unrealistic earnings expectations. Today, however, expectations are a lot more realistic and valuations are compelling. Warts and all, these stocks have gotten very cheap.

FINANCIAL ENGINEERING -- ONE OF OUR CATALYSTS

     A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the activity in mergers and acquisitions, albeit slow, contributed significantly to the performance of our Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              2001 COMPLETED DEALS

                                          NUMBER       AVERAGE COST     CLOSING
   TRUST HOLDING                       OF SHARES (a)   PER SHARE (b)   PRICE (c)   CLOSING DATE   %RETURN (d)
   --------------                      -------------   -------------   ---------   ------------   -----------
   FIRST QUARTER 2001 DEALS
   ------------------------
   Azurix Corp.                         500,000            $7.26         $8.38        03/19/01     15.43%
   SECOND QUARTER 2001 DEALS
   -------------------------
   Powertel Inc.                          5,037            53.60         59.05        05/23/01     10.17%
   MCN Energy Group Inc.                 18,000            21.78         27.22        05/30/01     24.98%
   FOURTH QUARTER 2001 DEALS
   -------------------------
   Bangor Hydro-Electric Co.             85,000            20.03         26.78        10/11/01     33.70%
   Louis Dreyfus Natural Gas Corp.       20,000            39.58         39.60        11/01/01      0.05%
   GPU Inc.                               8,000            30.29         40.71        11/06/01     34.40%
   Canadian Hunter Exploration Ltd.      50,000            33.39         33.70        12/03/01      0.93%
--------------------------------------------------------------------------------

(a) Number of shares held by the Trust on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Trust on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

   NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.
--------------------------------------------------------------------------------

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

BROADWING INC. (BRW - $9.50 - NYSE) located in Cincinnati, OH, received its new name in 1999 when local phone provider Cincinnati Bell made a $3.2 billion acquisition of IXC Communications and gained access to a nation-wide all optical fiber network. Broadwing's Cincinnati-based operations include one million local phone lines and about 480,000 wireless customers through its 80% ownership of a wireless joint venture with AT&T Wireless Services (AWE - $14.37 - NYSE). Broadwing also offers long distance voice and broadband data services to other carriers and enterprise accounts on a nation-wide basis. Broadwing's incumbent local exchange carrier's ("ILEC") operations are surrounded by SBC Communications (SBC - $39.17 - NYSE)/Ameritech's local footprint.

CENTURYTEL INC. (CTL - $32.80 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.8 million access lines in the South and Midwest. CenturyTel also has over 740,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CenturyTel has added seven states, ten cellular markets and 640,000 access lines to its customer base. The acquired operations have nearly doubled Century's revenues. The company has recently announced acquisition of 675,000 additional access lines from Verizon for $2.15 billion. Century also announced its decision to divest its wireless operations and focus on growing its rural wireline operations. In July, the company received an unsolicited bid from Alltel (AT - $61.73 -NYSE) to acquire CenturyTel for $43 per share in cash and Alltel stock. CenturyTel management has rejected Alltel's offer.

CINERGY CORP. (CIN - $33.43 - NYSE) is another consolidation play. Cinergy has been to the altar more times than Billy Bob Thornton (or Elizabeth Taylor for our more senior shareholders), but never quite got the deal done. The stumbling block has been, as always, "social issues." The logjam may be breaking, however, given the burgeoning stock and option position of Cinergy's senior management team. Cinergy has a mouthwatering portfolio of very low cost coal-fired generating plants, an opportunity to make a lot of money in the deregulating Ohio wholesale generating market, and transmission access that is highly strategic to a bigger buyer. The stock is cheap at 12 times consensus 2002 EPS of $2.80. We think that the stock is cheap because investors have been waiting so long for the sale that many have given up and moved on.

CONSTELLATION ENERGY GROUP INC. (CEG - $26.55 - NYSE) is a position that was initiated in October at about the current price. The stock is a fallen angel. Constellation had grandiose plans to split off the competitive generation business as a separate publicly traded stock. In October, as the generating companies' stocks cratered, the company reversed its strategy and flushed its entire senior management team. The new management and strategy will be unveiled at an analyst meeting in January. The company expects to earn $2.70 in 2002 and should be earning at least $3.00 in 2003. The stock is statistically cheap but will remain under a cloud until the company starts to deliver results in line with expectations. We expect a dividend increase related to the company's new, lower risk strategy to be announced shortly, which should give the stock some yield support.

NIAGARA MOHAWK HOLDINGS INC. (NMK - $17.73 - NYSE) agreed to be acquired by the National Grid of the U.K. in August 2000 for $19 per share in cash and stock. The acquisition is expected to close shortly. The New York regulators recently approved the merger. The company's revenue growth prospects are minimal, but its operations are inefficient and its cost structure is bloated. The Grid expects to be able to reduce Niagara Mohawk's cost base by 10% or $90 million. Assuming that the Grid attains its cost reduction targets, which we think are readily attainable, the acquisition will be accretive to the Grid's EPS in the first year.

ONEOK INC. (OKE - $17.84 - NYSE) is pronounced "wun-oke," not "oh-nee-ock." One company, in Oklahoma. Get it? We didn't, either. No matter. The Trust initiated a position in ONEOK late in the third quarter. The stock had fallen along with natural gas prices, and then got shredded when S&P dropped the company from the S&P 500 Index. The index funds had to sell; we bought. We're looking for a sale. Western Resources owns 45% of ONEOK and would like to sell. They have two problems: first, avoiding capital gains taxes and second, keeping the sale proceeds away from the sticky fingers of the Kansas regulators. Both problems are difficult but not impossible. We think that ONEOK management would be amenable to an approach from a buyer willing to structure a bid such that shareholders, customers and management all benefit. Possible buyers include Utilicorp (UCU - $25.17 - NYSE), Oklahoma Gas & Electric and American Electric Power (AEP - $43.53 - NYSE), among others.

RGS ENERGY GROUP INC. (RGS - $37.60 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. In February, 2001 RGS agreed to be acquired by Energy East, its upstate neighbor, for $39.50 per share. We support this deal. RGS got a good premium for its shareholders while mitigating lingering concerns about the deteriorating outlook for major industrial customers, including Xerox and Eastman Kodak. Energy East is paying a reasonable multiple and is acquiring a company with increasingly valuable and strategic generation assets and a service territory that presents ample scope for cost reduction over time.

SCANA CORP. (SCG - $27.83 - NYSE) is the parent company of South Carolina Electric & Gas. It generates and distributes electricity to more than 537,000 South Carolina households and businesses. It provides natural gas to nearly 1.1 million customers in North Carolina, South Carolina and Georgia. The company was able to monetize its telecommunications ventures this past spring through the acquisition of VoiceStream Wireless and Powertel by Deutsche Telekom. SCANA is a small company surrounded by much larger utilities: Duke and Progress to the north, and Southern Company to the south. Either Progress or Southern would acquire SCANA in a heartbeat if management was willing to sell. Unfortunately, in our view, the company is determined to remain independent for the foreseeable future.

SEMCO ENERGY INC. (SEN - $10.75 - NYSE) is a diversified energy and infrastructure company distributing gas to over 367,000 customers in Michigan and Alaska. It also has businesses involved in gas engineering services including pipeline construction and natural gas storage in various regions throughout the United States. The company's propane division is one of the largest suppliers in the Upper Peninsula of Michigan.

SJW CORP. (SJW - $85.29 - AMEX) is a California water utility serving San Jose. In 1999 the company agreed to sell out to American Water Works (AWK - $41.75 -
NYSE) for more than $100 per share. American Water Works itself is now being acquired by the German utility giant RWE (RWEOY - $37.75 - Nasdaq BB). SJW's sale ran into state regulatory problems and American Water Works walked away last year. SJW is going to be sold eventually, and we think that California Water Service Group (CWT - $25.75 - NYSE) is the best buyer. SJW trades at a moderate premium because its near term earnings are depressed and because takeover speculation continues to circulate. With normal weather we expect the company to earn about $5.00 per share this year.

MONTHLY DISTRIBUTIONS

     The Trust previously had a $0.05 per share monthly distribution policy in place when the monthly distribution was increased by 20% to $0.06 per share beginning in October 2001. The Trust paid an incremental distribution of $0.07 per share to shareholders on December 27, 2001 that allows the Trust to avoid the imposition of Federal income and excise tax on undistributed taxable income.

WWW.GABELLI.COM

     Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

     In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                    WHEN
                         ---                    ----
      Special Chats:     Mario J. Gabelli       First Monday of each month
                         Howard Ward            First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         FEBRUARY                         MARCH                          APRIL
                         --------                         -----                          -----
      1st Wednesday      Charles Minter & Martin Weiner   Henry van der Eb               Susan Bryne
      2nd Wednesday      Ivan Arteaga                     Walter Walsh & Laura Linehan   Lynda Calkin
      3rd Wednesday      Tim O'Brien                      Tim O'Brien                    Caesar Bryan
      4th Wednesday      Barbara Marcin                   Barbara Marcin                 Barbara Marcin

     All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

     You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

                                Sincerely,
                                /S/
                                MARIO J. GABELLI, CFA
                                Portfolio Manager and Chief Investment Officer

February 5, 2002

--------------------------------------------------------------------------------

                                SELECTED HOLDINGS
                                DECEMBER 31, 2001
                                -----------------

Broadwing Inc.                          ONEOKInc.
CenturyTel Inc.                         RGS Energy Group Inc.
Cinergy Corp.                           SCANA Corp.
Constellation Energy Group Inc.         SEMCO Energy Inc.
Niagara Mohawk Holdings Inc.            SJW Corp.


--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2001

                                                                    MARKET
     SHARES                                            COST         VALUE
     ------                                          --------      -------

             COMMON STOCKS -- 76.6%
             AGRICULTURE -- 0.1%
     10,600  Cadiz Inc.+ .......................... $   95,339  $   85,012
                                                    ----------  ----------

             COMMUNICATIONS EQUIPMENT -- 0.3%
     40,000  Furukawa Electric Co. Ltd. ...........    628,930     212,422
                                                    ----------  ----------

             ENERGY AND UTILITIES: ELECTRIC-- 28.4%
     12,000  AES Corp.+ ...........................    359,036     196,200
     10,000  Calpine Corp.+ .......................    160,326     167,900
     70,000  Cinergy Corp. ........................  2,106,153   2,340,100
     10,000  Cleco Corp. ..........................    153,250     219,700
    115,000  Conectiv Inc. ........................  2,019,821   2,816,350
     55,000  DPL Inc. .............................  1,152,088   1,324,400
     20,219  DTE Energy Co. .......................    886,992     847,985
    164,900  El Paso Electric Co.+ ................  1,505,961   2,391,050
     12,000  FPL Group Inc. .......................    653,346     676,800
     52,200  Maine Public Service Co. .............    946,754   1,552,950
    240,000  Niagara Mohawk
               Holdings Inc.+ .....................  3,521,249   4,255,200
    140,000  Northeast Utilities ..................  2,875,426   2,468,200
      1,500  Orion Power Holdings Inc.+ ...........     28,106      39,150
     57,000  SCANA Corp. ..........................  1,455,381   1,586,310
     30,000  TECO Energy Inc. .....................    696,545     787,200
     25,000  UIL Holdings Corp. ...................  1,096,481   1,282,500
     20,000  Unisource Energy Corp. ...............    236,625     363,800
                                                    ----------  ----------
                                                    19,853,540  23,315,795
                                                    ----------  ----------

             ENERGY AND UTILITIES: INTEGRATED-- 21.4%
     13,000  Allete ...............................    222,463     327,600
     40,000  CH Energy Group Inc. .................  1,481,732   1,738,800
     70,000  Constellation Energy
               Group Inc. .........................  1,721,293   1,858,500
      5,000  Dominion Resources Inc. ..............    304,000     300,500
     45,000  DQE Inc. .............................  1,172,140     851,850
     15,000  Edison International .................    165,700     226,500
      5,000  Empire District Electric Co. .........     98,000     105,000
     18,000  Entergy Corp. ........................    505,492     703,980
      3,979  FirstEnergy Corp. ....................    137,371     139,185
     50,000  Florida Public Utilities Co. .........    792,675     861,500
     30,000  Madison Gas & Electric Co. ...........    621,679     793,500
     10,000  Mirant Corp.+ ........................    148,693     160,200
     30,000  Montana Power Co. ....................    512,203     172,500
     52,000  NSTAR ................................  2,222,019   2,332,200
     18,000  PG&E Corp. ...........................    213,988     346,320
     40,000  Progress Energy Inc. .................     20,800      17,600
      6,000  Puget Energy Inc. ....................    136,670     131,340
     95,000  RGS Energy Group Inc. ................  2,522,402   3,572,000
      5,000  Sierra Pacific Resources+ ............     68,000      75,250
    140,000  Western Resources Inc. ...............  2,460,757   2,408,000
      7,000  WPS Resources Corp. ..................    204,319     255,850
      9,000  Xcel Energy Inc. .....................    257,790     249,660
                                                    ----------  ----------
                                                    15,990,186  17,627,835
                                                    ----------  ----------

             ENERGY AND UTILITIES: NATURAL GAS-- 11.2%
     35,000  AGL Resources Inc. ...................    640,625     805,700
      5,000  Cascade Natural Gas Corp. ............    109,218     110,250
      2,000  Chesapeake Utilities Corp. ...........     36,525      39,600
     34,000  Delta Natural Gas Co. Inc. ...........    570,349     686,800
      5,000  Dynegy Inc., Cl. A ...................    105,675     127,500
     14,000  National Fuel Gas Co. ................    356,898     345,800
     12,000  Nicor Inc. ...........................    434,475     499,680
     40,000  ONEOK Inc. ...........................    676,494     713,600

                                                                    MARKET
     SHARES                                            COST         VALUE
     ------                                          --------      -------

     19,000  Peoples Energy Corp. .................  $ 665,481  $  720,670
     23,000  Piedmont Natural
               Gas Co. Inc. .......................    687,398     823,400
    100,000  SEMCO Energy Inc. ....................  1,534,170   1,075,000
     20,254  Southern Union Co. ...................    336,801     381,991
    130,000  Southwest Gas Corp. ..................  3,288,133   2,905,500
                                                    ----------  ----------
                                                     9,442,242   9,235,491
                                                    ----------  ----------
             ENERGY AND UTILITIES: WATER -- 5.9%
      8,000  American States Water Co. ............    266,713     279,600
     11,000  Artesian Resources Corp.,
               Cl. A ..............................    257,250     340,340
     25,500  Birmingham Utilities Inc. ............    497,726     480,675
     20,520  California Water
               Service Group ......................    566,928     528,390
      7,500  Connecticut Water
               Service Inc. .......................    146,455     221,775
     21,200  Middlesex Water Co. ..................    615,485     719,104
     45,000  NiSource Inc.+ .......................     90,000     104,400
      5,466  Pennichuck Corp. .....................     99,323     147,582
     35,000  Philadelphia Suburban Corp. ..........    532,452     789,250
     13,500  SJW Corp. ............................  1,380,854   1,151,415
      5,250  Southwest Water Co. ..................     52,062      74,130
                                                    ----------  ----------
                                                     4,505,248   4,836,661
                                                    ----------  ----------
             ENVIRONMENTAL SERVICES -- 0.1%
     12,000  Catalytica Energy
               Systems Inc.+ ......................    183,587      54,840
                                                    ----------  ----------
             SATELLITE -- 0.7%
     40,000  General Motors Corp., Cl. H+ .........    859,107     618,000
                                                    ----------  ----------
             TELECOMMUNICATIONS -- 7.5%
      1,000  ALLTEL Corp. .........................     53,560      61,730
     15,000  AT&T Canada Inc., Cl. B+ .............    450,053     452,850
     10,000  AT&T Corp. ...........................    207,500     181,400
     20,000  BellSouth Corp. ......................    833,879     763,000
    110,000  Broadwing Inc.+ ......................  1,341,641   1,045,000
     22,000  BT Group plc, ADR+ ...................    915,541     808,500
     52,000  CenturyTel Inc. ......................  2,016,440   1,705,600
     25,000  Citizens Communications Co.+ .........    276,186     266,500
      4,000  Commonwealth Telephone
               Enterprises Inc.+ ..................    130,004     182,000
     13,700  Conestoga Enterprises Inc. ...........    230,199     437,716
     12,000  Deutsche Telekom AG, ADR .............    237,061     202,800
      2,000  France Telecom SA, ADR ...............     68,016      79,980
                                                    ----------  ----------
                                                     6,760,080   6,187,076
                                                    ----------  ----------
             WIRELESS COMMUNICATIONS-- 1.0%
     20,000  mm02 plc, ADR+ .......................    244,185     252,000
     52,000  Nextel Communications Inc.,
               Cl. A+ .............................    841,333     569,920
                                                    ----------  ----------
                                                     1,085,518     821,920
                                                    ----------  ----------
             TOTAL COMMON
              STOCKS .............................. 59,403,777  62,995,052
                                                    ----------  ----------

             PREFERRED STOCKS -- 0.8%
             TELECOMMUNICATIONS -- 0.8%
     15,000  Citizens Communications Co.,
               5.00% ..............................    741,191     667,500
                                                    ----------  ----------

                            THE GABELLI UTILITY TRUST
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2001

   PRINCIPAL                                                     MARKET
    AMOUNT                                            COST        VALUE
   ---------                                        --------    --------

             CORPORATE BONDS -- 3.5%
             ENERGY AND UTILITIES: INTEGRATED -- 0.9%
$ 1,000,000  Mirant Corp.,
               Sub. Deb. Cv.
               2.500%, 06/15/21 ...................$   745,058 $   755,000
                                                   ----------- -----------

             ENVIRONMENTAL SERVICES-- 2.5%
  2,050,000  Waste Management Inc.,
               Sub. Deb. Cv.
               4.000%, 02/01/02 ...................  2,046,628   2,047,438
                                                   ----------- -----------

             TELECOMMUNICATIONS -- 0.1%
    100,000  Williams Communications
               Group Inc.
               10.875%, 10/01/09 ..................     41,936      41,500
                                                   ----------- -----------

             TOTAL CORPORATE
              BONDS ...............................  2,833,622   2,843,938
                                                   ----------- -----------

             U.S. GOVERNMENT OBLIGATIONS-- 19.2%
 15,807,000  U.S. Treasury Bills,
               1.670% to 2.180%++,
               01/03/02 to 02/14/02 ............... 15,776,656  15,777,694
                                                   ----------- -----------

TOTAL INVESTMENTS-- 100.1% ........................$78,755,246  82,284,184
                                                   ===========

OTHER ASSETS AND LIABILITIES (NET)-- (0.1)% .......                (86,794)
                                                               -----------

NET ASSETS-- 100.0% ...............................            $82,197,390
                                                               ===========
NET ASSET VALUE
   ($82,197,390 / 11,229,797 shares outstanding) ..                  $7.32
                                                                     =====

  -------------
             For Federal tax purposes:
             Aggregate cost .......................            $77,107,553
                                                               ===========
             Gross unrealized appreciation ........            $ 9,764,329
             Gross unrealized depreciation ........             (4,587,698)
                                                               -----------
             Net unrealized appreciation ..........            $ 5,176,631
                                                               ===========

  -------------
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -  American Depositary Receipt.


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS:
   Investments, at value (Cost $78,755,246) .................  $82,284,184
   Cash .....................................................        1,086
   Dividends and interest receivable ........................      267,711
   Receivable for investments sold ..........................       14,570
   Other assets .............................................        2,003
                                                               -----------
   TOTAL ASSETS .............................................   82,569,554
                                                               -----------
LIABILITIES:
   Payable for investments purchased ........................       98,320
   Payable for investment advisory fees .....................       66,863
   Payable for shareholder services fees ....................       50,000
   Payable for shareholder communications
      expenses ..............................................       82,596
   Other accrued expenses. ..................................       74,385
                                                               -----------
   TOTAL LIABILITIES ........................................      372,164
                                                               -----------
   NET ASSETS applicable to 11,229,797
      shares outstanding ....................................  $82,197,390
                                                               ===========
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value ..............  $    11,230
   Additional paid-in capital ...............................   76,934,156
   Accumulated net investment income ........................       26,387
   Accumulated net realized gain on investments .............    1,696,679
   Net unrealized appreciation on investments ...............    3,528,938
                                                               -----------
   TOTAL NET ASSETS .........................................  $82,197,390
                                                               ===========
   NET ASSET VALUE
      ($82,197,390 / 11,229,797 shares
      outstanding; unlimited number of shares
      authorized of $0.001 par value) .......................        $7.32
                                                                     =====


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
   Dividends (net of foreign taxes $626) ....................  $ 2,131,715
   Interest .................................................      918,404
                                                               -----------
   TOTAL INVESTMENT INCOME ..................................    3,050,119
                                                               -----------
EXPENSES:
   Investment advisory fees .................................      855,435
   Shareholder services fees ................................      354,269
   Shareholder communications expenses ......................      224,083
   Payroll ..................................................       97,500
   Trustees' fees ...........................................       50,489
   Legal and audit fees .....................................       30,777
   Custodian fees ...........................................       20,069
   Miscellaneous expenses ...................................       77,379
                                                               -----------
   TOTAL EXPENSES ...........................................    1,710,001
                                                               -----------
   LESS: CUSTODIAN FEE CREDIT ...............................       (1,425)
                                                               -----------
   NET EXPENSES .............................................    1,708,576
                                                               -----------
   NET INVESTMENT INCOME ....................................    1,341,543
                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain on investments .........................    2,449,730
   Net change in unrealized appreciation/
      depreciation on investments ...........................   (6,032,844)
                                                               -----------
   NET REALIZED AND UNREALIZED LOSS
      ON INVESTMENTS ........................................   (3,583,114)
                                                               -----------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .......................................  $(2,241,571)
                                                               ===========


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED             YEAR ENDED
                                                                           DECEMBER 31, 2001      DECEMBER 31, 2000
                                                                           -----------------      -----------------
OPERATIONS:
   Net investment income .................................................    $ 1,341,543            $ 1,619,740
   Net realized gain on investments ......................................      2,449,730              8,062,841
   Net change in unrealized appreciation/depreciation on investments .....     (6,032,844)             7,802,312
                                                                              -----------            -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......     (2,241,571)            17,484,893
                                                                              -----------            -----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .................................................     (2,323,380)              (616,358)
   Net realized short-term gain on investments ...........................     (3,688,951)            (1,540,733)
   Net realized long-term gain on investments ............................     (1,799,825)            (8,819,770)
                                                                              -----------            -----------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ......................     (7,812,156)           (10,976,861)
                                                                              -----------            -----------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from Trust share transactions ..............      1,581,923                831,592
                                                                              -----------            -----------
   NET INCREASE (DECREASE) IN NET ASSETS .................................     (8,471,804)             7,339,624
NET ASSETS:
   Beginning of period ...................................................     90,669,194             83,329,570
                                                                              -----------            -----------
   End of period (including undistributed net investment income of
      $26,387 and $1,003,382, respectively) ..............................    $82,197,390            $90,669,194
                                                                              ===========            ===========


                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION.   The  Gabelli  Utility  Trust  (the  "Utility  Trust")  is  a
closed-end, non-diversified management investment company organized as a Delaware business trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. The Utility Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of beneficial interest for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Utility Trust had a 4 for 3 stock split making the balance of Utility Trust shares held by the Equity Trust as 13,333. On July 9, 1999, the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Utility Trust, and on the same date distributed such shares to Equity Trust shareholders of record on July 1, 1999 at the rate of one share of the Utility Trust for every ten shares of the Equity Trust. Investment operations commenced on July 9, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Utility Trust in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

     REPURCHASE AGREEMENTS. The Utility Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Utility Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Utility Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Utility Trust's holding period. The Utility Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Utility Trust in each agreement. The Utility Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Utility Trust may be delayed or limited.

     SECURITIES SOLD SHORT. A short sale involves selling a security which the Utility Trust does not own. The proceeds received for short sales are recorded as liabilities and the Utility Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Utility Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Utility Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Utility Trust on the ex-dividend date and interest expense is recorded on the accrual basis.

     FOREIGN CURRENCY TRANSLATION. The books and records of the Utility Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Utility Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

     For the year ended December 31, 2001, reclassifications were made to increase accumulated net investment income for $4,842 and decrease accumulated net realized gain on investments for $4,842.

     For the fiscal year ended December 31, 2001, the tax character of distributions paid does not materially differ from accounting principles generally accepted in the United States.

     PROVISION FOR INCOME TAXES. The Utility Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

     As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Undistributed ordinary income
                    (inclusive of short term capital gains) .  $    49,953
                  Undistributed long term capital gains .....       25,420
                  Net unrealized appreciation ...............    5,176,631
                                                               -----------
                  Total accumulated earnings ................  $ 5,252,004
                                                               ===========


     Dividends and interest from non-U.S. sources received by the Utility Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Utility Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Utility Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Utility Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Utility Trust's average daily net assets. In accordance  with the  Advisory  Agreement,  the  Adviser  provides a  continuous investment program for the Utility Trust's portfolio and oversees the administration of all aspects of the Utility Trust's business and affairs.

     During the year ended December 31, 2001, Gabelli & Company, Inc. and its affiliates received $70,203 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Utility Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2001 aggregated $34,805,014 and $27,034,764, respectively.

5. CAPITAL. The Board of Trustees of the Utility Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees may determine from time to time) from the net asset value of the shares. During the year ended December 31, 2001, the Utility Trust did not repurchase any shares of beneficial interest in the open market.

      Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED               YEAR ENDED
                                         DECEMBER 31, 2001        DECEMBER 31, 2000
                                       ---------------------   ----------------------
                                        Shares       Amount     Shares        Amount
                                       --------     --------   --------      --------
Shares issued upon reinvestment
  of dividends and distributions .....  190,378    $1,581,923   103,573      $ 831,592
                                        -------    ----------   -------      ---------
Net increase .........................  190,378    $1,581,923   103,573      $ 831,592
                                        -------    ----------   -------      ---------

6. INDUSTRY CONCENTRATION. Because the Utility Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

                            THE GABELLI UTILITY TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UTILITY TRUST SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                YEAR ENDED           YEAR ENDED      PERIOD ENDED
                                                                               DECEMBER 31,         DECEMBER 31,     DECEMBER 31,
                                                                                   2001                 2000           1999 (A)
                                                                                 -------              -------          --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..................................       $  8.21              $  7.62           $  7.50
                                                                                 -------              -------           -------
   Net investment income .................................................          0.61                 0.15              0.08
   Net realized and unrealized gain (loss) on investments ................         (0.81)                1.44              0.19
                                                                                 -------              -------           -------
   Total from investment operations ......................................         (0.20)                1.59              0.27
                                                                                 -------              -------           -------
   Increase in net asset value from Trust share transactions .............          0.01                   --                --
                                                                                 -------              -------           -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .................................................         (0.21)               (0.06)            (0.08)
   Net realized gain on investments ......................................         (0.49)               (0.94)            (0.07)
                                                                                 -------              -------           -------
   Total distributions ...................................................         (0.70)               (1.00)            (0.15)
                                                                                 -------              -------           -------
   NET ASSET VALUE, END OF PERIOD ........................................       $  7.32              $  8.21           $  7.62
                                                                                 =======              =======           =======
   Net asset value total return+ .........................................         (3.15)%              22.01%             3.62%
                                                                                 =======              =======           =======
   Market value, end of period ...........................................       $  9.33              $  8.75           $  7.63
                                                                                 =======              =======           =======
   Total investment return++ .............................................         15.82%               29.95%             3.70%
                                                                                 =======              =======           =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

   Net assets, end of period (in 000's) ..................................       $82,197              $90,669           $83,330
   Ratio of net investment income to average net assets (c) ..............          1.57%                1.88%             2.27%(b)
   Ratio of operating expenses to average net assets (c)(d) ..............          2.00%                1.95%             1.85%(b)
   Portfolio turnover rate ...............................................            41%                  92%               37%
 --------------------------

+    Based  on  net  asset  value  per  share,   adjusted  for  reinvestment  of
     distributions. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.
(a)  The Gabelli Utility Trust commenced investment operations on July 9, 1999.
(b)  Annualized.
(c) During the period ended December 31, 1999, the Utility Trust's administrator voluntarily reimbursed certain expenses. If such reimbursement had not occurred, the annualized ratios of net investment income and operating expenses to average net assets would have been 1.85% and 2.17%, respectively.
(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the year ended December 31, 2001 and the year ended December 31, 2000, the expense ratios would be 2.00% and 1.93%, respectively.

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Gabelli Utility Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Utility Trust (the "Trust") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period July 9, 1999 (commencement of investment operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                 /S/ Pricewaterhouse Cooper LLP

1177 Avenue of the Americas
New York, NY 10036
February 15, 2002

                            THE GABELLI UTILITY TRUST

                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Utility Trust Trustees and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Utility Trust at One Corporate Center, Rye, NY 10580.


                           TERM OF      NUMBER OF
                         OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)         LENGTH OF      COMPLEX
    ADDRESS1                TIME       OVERSEEN BY    PRINCIPAL OCCUPATION(S)                       OTHER DIRECTORSHIPS
    AND AGE                SERVED2      TRUSTEE       DURING PAST FIVE YEARS                          HELD BY TRUSTEE
-----------------         --------     -----------    -----------------------                      --------------------
INTERESTED DIRECTORS3:

MARIO J. GABELLI            Since 1999***    21   Chairman of the Board and Chief Executive      Director of Morgan Group
Trustee, President and                            Officer of Gabelli Asset Management Inc. and   Holdings, Inc.(transportation
Chief Investment Officer                          Chief Investment Officer of Gabelli Funds,     services); Vice Chairman
Age: 59                                           LLC and GAMCO Investors, Inc.;                 of Lynch Corporation
                                                  Chairman and Chief Executive Officer of       (diversified manufacturing)
                                                  Lynch Interactive Corporation (multimedia
                                                  and services)

JOHN D. GABELLI             Since 1999**      9   Senior Vice President of Gabelli &                      --
Trustee                                           Company, Inc., Director of Gabelli Advisers,
                                                  Inc.
Age: 57

KARL OTTO POHL              Since 1999**     30   Member of the Shareholder Committee of         Director of Gabelli Asset
Trustee                                           Sal Oppenheim Jr. & Cie (private invest-       Management Inc. (investment
Age: 72                                           ment bank); Former President of the            management); Chairman,
                                                  Deutsche Bundesbank and Chairman of its        Incentive Capital and Incentive
                                                  Central Bank Council (1980-1991)               Asset Management (Zurich);
                                                                                                 Director at Sal Oppenheim Jr.
                                                                                                 & Cie, Zurich

NON-INTERESTED TRUSTEES:

THOMAS E. BRATTER           Since 1999***     3   Director, President and Founder, The John                   --
Trustee                                           Dewey Academy (residential college
Age: 62                                           preparatory therapeutic high school)

ANTHONY J. COLAVITA         Since 1999*      32   President and Attorney at Law in the law firm               --
Trustee                                           of Anthony J. Colavita, P.C.
Age: 66

JAMES P. CONN               Since 1999**     11   Former Managing Director and Chief Investment     Director of LaQuinta Corp.
Trustee                                           Officer of Financial Security Assurance Holdings (hotels) and First  Republic
Age: 64                                           Ltd. (1992-1998)                                  Bank

VINCENT D. ENRIGHT          Since 1999***    10   Former Senior Vice President and Chief                      --
Trustee                                           Financial Officer of KeySpan Energy
Age: 58                                           Corporation

FRANK J. FAHRENKOPF JR.     Since 1999*       3   President and Chief Executive Officer of the                --
Trustee                                           American Gaming Association since June
Age: 62                                           1995; Partner of Hogan & Hartson (law
                                                  firm); Chairman of International Trade
                                                  Practice Group; Co-Chairman of the
                                                  Commission on Presidential Debates;
                                                  Former Chairman of the Republican
                                                  National Committee

ROBERT J. MORRISSEY         Since 1999*       8   Partner in the law firm of Morrissey &                      --
Trustee                                           Hawkins
Age: 62

ANTHONY R. PUSTORINO        Since 1999**     16   Certified Public Accountant; Professor                      --
Trustee                                           Emeritus, Pace University
Age: 76

SALVATORE J. ZIZZA          Since 1999*       8   Chairman, Hallmark Electrical Supplies Corp.;     Board Member of Hollis Eden
Director                                          Former Executive Vice President of FMG            Pharmaceuticals,
Age: 56                                           Group (OTC), a healthcare provider; Former        Bion Environmental
                                                  President and Chief Executive Officer of the      Technologies Inc.
                                                  Lehigh Group Inc., an interior constructionand    The Credit Store Inc.
                                                  company, through 1997

                            THE GABELLI UTILITY TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                           TERM OF      NUMBER OF
                         OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)         LENGTH OF      COMPLEX
    ADDRESS1                TIME       OVERSEEN BY    PRINCIPAL OCCUPATION(S)                       OTHER DIRECTORSHIPS
    AND AGE                SERVED2       TRUSTEE      DURING PAST FIVE YEARS                         HELD BY TRUSTEE
-----------------         --------     -----------    -----------------------                      --------------------
INTERESTED DIRECTORS3:

OFFICERS:

BRUCE N. ALPERT          Since 1999       --        Executive Vice President and Chief Operating               --
Vice President and                                  Officer of Gabelli Funds, LLC since 1988 and
Treasurer                                           an officer of all mutual funds advised by
Age: 50                                             Gabelli Funds, LLC and its affiliates
                                                    Director and President of the Gabelli  Advisors, Inc.

DAVID I. SCHACHTER       Since 1999       --        Vice President of the Trust since 1999.                    --
Vice President                                      Research Analyst of Gabelli & Company, Inc.
Age: 48                                             since 1999. Prior to October 1999, Mr. Schachter
                                                    worked for Thomas J. Herzfeld Advisors, an
                                                    investment advisor specializing in closed-end funds.

JAMES E. MCKEE           Since 1999       --        Vice President, General Counsel and Secretary              --
Secretary                                           of Gabelli Asset Management Inc. since 1999
Age: 38                                             and GAMCO Investors, Inc. since 1993; Secretary
                                                    of all mutual funds advised by Gabelli Advisers,
                                                    Inc. and Gabelli Funds, LLC.

-----------------------------

1    Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
* - Term expires at the Trust's 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
** - Term expires at the Trust's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
*** - Term expires at the Trust's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds LLC which acts as the Trust's investment adviser.

--------------------------------------------------------------------------------
                            THE GABELLI UTILITY TRUST
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?

     The Gabelli Utility Trust (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2001

CASH DIVIDENDS AND DISTRIBUTIONS

                                                 TOTAL AMOUNT          ORDINARY            LONG-TERM            DIVIDEND
          PAYABLE               RECORD               PAID             INVESTMENT            CAPITAL           REINVESTMENT
           DATE                  DATE              PER SHARE            INCOME               GAINS                PRICE
         ---------            ----------          -----------        ------------          ---------           -----------

SHARES OF BENEFICIAL INTEREST
              01/29/01               01/19/01            $0.05000           $0.04919             $0.00081            $7.96000
              02/26/01               02/15/01             0.05000            0.04919              0.00081             7.94000
              03/28/01               03/22/01             0.05000            0.04919              0.00081             8.12250
              04/30/01               04/20/01             0.05000            0.04919              0.00081             8.74000
              05/29/01               05/18/01             0.05000            0.04919              0.00081             8.53100
              06/29/01               06/21/01             0.05000            0.04919              0.00081             8.45500
              07/27/01               07/13/01             0.05000            0.03797              0.01203             8.37900
              08/29/01               08/15/01             0.05000            0.02953              0.02047             8.52150
              09/26/01               09/12/01             0.05000            0.02953              0.02047             7.98000
              10/29/01               10/15/01             0.06000            0.03540              0.02460             8.67350
              11/28/01               11/13/01             0.06000            0.03540              0.02460             8.59750
              12/27/01               12/12/01             0.13000            0.07680              0.05320             8.79700
                                                         --------           ---------            --------
                                                         $0.70000           $0.53977             $0.16023

     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2001 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long-term capital gains paid by the Utility Trust in 2001 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. GOVERNMENT SECURITIES INCOME

     The Utility Trust paid to common shareholders an ordinary income dividend totalling $0.53977 per share in 2001. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 59.29% for all such dividends paid in 2001. The percentage of the ordinary income dividends paid by the Utility Trust during 2001 derived from U.S. Government Securities was 9.18%. However, it should be noted that the Utility Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarter during 2001.

         HISTORICAL DISTRIBUTION SUMMARY - SHARES OF BENEFICIAL INTEREST

                                    SHORT-         LONG-
                                     TERM          TERM
                   INVESTMENT       CAPITAL       CAPITAL          TOTAL
                     INCOME        GAINS(A)        GAINS       DISTRIBUTIONS
                  ------------    -----------    -----------  ---------------
2001 ...........    $0.20835       $0.33142      $0.16023        $0.70000
2000 ...........     0.05620        0.14020       0.80360         1.00000
1999 ...........     0.08049        0.00090       0.06861         0.15000
--------------
(a)  Taxable as ordinary income.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

     It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

     SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

                         AUTOMATIC DIVIDEND REINVESTMENT
                 AND VOLUNTARY CASH PURCHASE PLAN (CONTINUED)

     The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

     The Annual Meeting of the Utility Trust's stockholders will be held at 11:00 A.M. on Monday, May 20, 2002, at The Bruce Museum, One Museum Drive in Greenwich, Connecticut.

                              TRUSTEES AND OFFICERS
                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT,
  GABELLI & COMPANY, INC.

Robert J. Morrissey
  ATTORNEY-AT-LAW
  MORRISSEY, HAWKINS &LYNCH

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

James E. McKee
  SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING

                                          COMMON
NYSE-Symbol:                                GUT
Shares Outstanding:                     11,229,797

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

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For  general   information   about  the  Gabelli   Funds,   call   1-800-GABELLI
(1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
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Notice  is hereby  given in  accordance  with  Section  23(c) of the  Investment
Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
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                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                      PHONE: 1-800-GABELLI (1-800-422-3554)
                  FAX: 1-914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFUF-AR-12/01